SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 26, 2005
BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)
Registrant’s telephone number, including area code: (201) 573-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     On July 26, 2005, Butler International, Inc. issued a press release announcing the filing of its Form 10-K and Form 11-K for the year ended December 31, 2004. As previously reported, the Company had been granted an extension by the NASDAQ Listing Qualifications Panel to July 29, 2005 for the Company to file its Form 10-K for the year ended December 31, 2004, and its Form 10-Q for the quarter ended March 31, 2005.
     On July 29, 2005, the Company issued a press release announcing that it has requested an extension from the NASDAQ Listing Qualifications Panel until August 12, 2005, for the time to file its first quarter Form 10-Q for the period ended March 31, 2005. The Company believes that it will be able to maintain its NASDAQ listing until such time as the request for extension is decided by the NASDAQ Listing Qualifications Panel, however, no assurance can be given that the Company will be able to maintain its listing until it files its first quarter Form 10-Q.
     The Company expects to file its first quarter Form 10-Q by August 12, 2005.
     These press releases are attached as Exhibits 99.1 and 99.2.
     Pending determination of compliance with NASDAQ’s filing requirements and compliance with all other requirements for continued listing on NASDAQ, the fifth character “E” will remain appended to the Company’s trading symbol. The Company is currently compliant with all other applicable NASDAQ rules.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.
     The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description
99.1	Press Release, dated July 26, 2005 announcing filing of Form 10-K and Form 11-K.

99.2	Press Release dated July 29, 2005 announcing request for extension of time to file Form 10-Q.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005	BUTLER INTERNATIONAL, INC.
	By:	/s/ Edward M. Kopko
Edward M. Kopko
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 26, 2005 announcing filing of Form 10-K and Form 11-K.

99.2	Press Release dated July 29, 2005 announcing request for extension of time to file Form 10-Q.

5